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                                     EXHIBIT 10.1

                         CONSENT OF PETERSON SULLIVAN, L.L.P.


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[LETTERHEAD]


                  INDEPENDENT AUDITORS'/ACCOUNTANTS' CONSENT

We consent to the use in this Registration Statement of SFG Mortgage and Investment Company, Inc. on Form SB-2 of our report dated November 9, 1998, appearing in the Prospectus, which is part of this Registration Statement, and of our attestation report (a review) dated December 8, 1998, relating to the Schedule of Managed Funds of the SFG Income Funds and SFG Equity Fund appearing elsewhere in the Prospectus.

We also consent to the reference to us under the headings "The Company and Affiliates' Loans on Real Estate" and "Experts" in such Prospectus.



/s/ Peterson Sullivan PLLC

December 29, 1998
Seattle, Washington